UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 15, 2008

MADE IN AMERICA ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	000-24727	59-3485779
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2005 Tree Fork Lane, Suite 101
Longwood, FL	32750
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (407) 304-4764

Raven Moon Entertainment, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Made In America Entertainment, Inc. hereby announces that effective October 15, 2008, vice-president and secretary, Bernadette DiFrancesco, will retire as an officer of the Company.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVEN MOON ENTERTAINMENT, INC.

Dated: October 15, 2008	By:	/s/ Joey DiFrancesco
Joey DiFrancesco
Chief Executive Officer